UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
___________________________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2017
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd.Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.
Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Shareholders (the “Annual Meeting") of Insignia Systems, Inc. (“Insignia” or the “Company") was held on June 6, 2017, in Minneapolis, Minnesota. At the Annual Meeting, there were present in person or by proxy 11,160,557 shares of the Company’s common stock, representing 94.89% of the total outstanding shares. At the Annual Meeting, the Company’s shareholders (1) elected five members of the Board of Directors of the Company; (2) approved, by non-binding vote, the Company’s executive compensation; (3) recommended, by non-binding vote, the frequency of future votes on executive compensation; and (4) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

The final voting results were:

1.    The following directors were elected to serve for one year, and until their successors are elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jacob J. Berning	7,996,777	169,641	2,994,139
Kristine A. Glancy	7,568,350	598,068	2,994,139
Rachael B. Vegas	5,502,976	2,663,442	2,994,139
F. Peter Zaballos	5,493,247	2,673,171	2,994,139
Steven R. Zenz	5,494,697	2,671,721	2,994,139

2.
The shareholders present in person or by proxy voted to approve, by non-binding vote, the Company’s executive compensation by a vote of 7,611,506 shares in favor, 510,395 shares against, 44,517 shares abstaining and 2,994,139 broker non-votes.

3.
The shareholders present in person or by proxy voted to approve, by non-binding vote, that future votes on executive compensation will be held every year. The number of votes cast for each option was as follows:

Every 1 Year	7,487,020
Every 2 Years	2,829
Every 3 Years	592,464
Abstain	84,105

On June 6, 2017, the Board of Directors reviewed the shareholder vote on this item, and determined that future say-on-pay votes for executive compensation will be held annually, until the next required vote on the frequency of say-on-pay voting.

4.
The shareholders present in person or by proxy voted to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the year ended December 31, 2017, by a vote of 10,651,254 shares in favor, 465,171 shares against and 44,132 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Dated: June 7, 2017	By:	/s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer
(on behalf of registrant)